                                                                    EXHIBIT 23.2


                         Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 16, 2006, with respect to the financial statements of EDiX Corporation included in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-132641) and related Prospectus of Spheris Inc.


                                                /s/ Ernst & Young LLP


Nashville, TN
April 19, 2006